Income Taxes	12 Months Ended
Dec. 31, 2011
Income Taxes
8.	Income Taxes

The Company has a net operating loss carry-forward of approximately $654,000 available to offset taxable income in future years which commence expiring in fiscal 2028.

The Company is subject to United States income taxes at a rate of 34%. The reconciliation of the provision for income taxes at the United States statutory rate compared to the Company’s income tax expense as reported is as follows:

	Year Ended December 31, 2011	Year Ended December 31, 2010

Income tax recovery at statutory rate	$165,000	$21,000

Valuation allowance change	(165,000)	(21,000)

Provision for income taxes	$–	$–

The significant components of deferred income tax assets as at December 31, 2011 and 2010 are as follows:

	December 31, 2011	December 31, 2010

Net operating losses carried forward	$222,360	$58,456

Valuation allowance	(222,360)	(58,456)

Net deferred income tax asset	$–	$–